Interim Condensed Consolidated Statements of Comprehensive Loss (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Profit or loss [abstract]
Net loss	$ (3,720)	$ (2,436)
Other comprehensive loss Items that may be reclassified subsequently to net loss
Exchange differences on translation of foreign operations	1,066	(19)
Total other comprehensive income (loss)	1,066	(19)
Total comprehensive loss	$ (2,654)	$ (2,455)